UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 15, 2010

XCORPOREAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33874	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Empire Drive, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

(949) 600-4640
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In connection with the sale of substantially all of the assets of Xcorporeal, Inc., a Delaware corporation (the “Company”), approved by the stockholders of the Company at the Special Meeting (as defined below) described in Item 5.07 of this Current Report on Form 8-K, the Company and Dr. Victor Gura, the Company’s Chief Medical and Scientific Officer, have entered into the Gura Agreement (as defined below) that provides Dr. Gura with certain payments and benefits, as more fully described in Item 5.02(e) on this Current Report on Form 8-K.

In addition, in connection with the Company entering into the Gura Agreement, the Company also entered into a Settlement Agreement and Material Release (the “SMRH Agreement”), to satisfy Dr. Gura’s and the Company’s payment obligation for certain legal services rendered by Sheppard Mullin Richter & Hampton LLP (“SMRH”) to Dr. Gura.  Such payment obligation by the Company to SMRH on Dr. Gura’s behalf arose pursuant to the terms of that certain Indemnification Agreement (the “Indemnification Agreement”), dated as of October 13, 2006, between the Company and Dr. Gura.

Item 1.02	Termination of a Material Definitive Agreement

Dr. Gura’s Employment Agreement, dated as of November 30, 2006, shall be terminated as described in Item 5.02(e) below by Dr. Gura’s resignation from his position as Chief Medical and Scientific Officer of the Company, effective as of the date of Closing (as defined below).

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 17, 2010, the Company was notified by BDO Seidman, LLP (“BDO Seidman”), its independent registered public accounting firm, that BDO Seidman is resigning as the Company’s independent registered public accounting firm effective immediately.  Except as set forth herein, BDO Seidman’s report on the Company’s financial statements for the past two fiscal years ended December 31, 2008 and December 31, 2007, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  However, their report contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended December 31, 2009 and December 31, 2008, the Company did not have any disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO Seidman, would have caused it to make reference to the subject matter of this disagreement(s) in connection with its report.

The Company requested BDO Seidman to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the BDO Seidman letter is filed as Exhibit 16.1 to this Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Material Compensatory Plan, Contract or Arrangement

On March 15, 2010, the Company and Dr. Gura entered into a Confidential Settlement Agreement and Release (the “Gura Agreement”) with respect to the termination of Dr. Gura’s employment with the Company on the date of closing of the transactions contemplated by the APA (as defined below) (the “Closing”).  The Agreement sets forth, among other things, certain payments to be made to Dr. Gura as a result of such termination.

Pursuant to the Agreement, Dr. Gura shall receive a severance payment in the amount of $200,000 (the “Payment”).  The Company shall pay on Dr. Gura’s behalf $150,000 to SMRH in consideration for certain legal services provided to Dr. Gura by SMRH (the “SMRH Payment”).  The SMRH Payment shall satisfy the Company’s obligations to pay certain indemnification expenses of Dr. Gura as agreed to under the Indemnification Agreement, between the Company and Dr. Gura, which includes all obligations of Dr. Gura to SMRH.  The Payment shall be paid by the Company to Dr. Gura within two business days after the date of the Closing.  The SMRH Payment shall be made as provided under the SMRH Agreement among the Company, Dr. Gura and SMRH.

Under the Gura Agreement, Dr. Gura has also agreed to release the Company from all claims through the date of the Closing and the Company has agreed to release Dr. Gura from all claims based on Dr. Gura’s employment with the Company through the date of Closing; provided, however, that the release shall not extend to Dr. Gura’s coverage under the Company’s existing directors’ and officers’ liability insurance.  Under the SMRH Agreement, SMRH, on the one hand, and Dr. Gura and the Company, on the other hand, agreed to release each other from all claims of any nature whatsoever.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of Special Meeting of Stockholders

(a)
At 11:00 a.m. on March 15, 2010, the Company held a special meeting of its stockholders at the offices of Kaye Scholer LLP, 1999 Avenue of the Stars, Suite 1700, Los Angeles, California 90067-6048 (the “Special Meeting”).

(b)
The issued and outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company entitled to vote at the Special Meeting consisted of 15,354,687 shares of Common Stock.  The stockholders of the Company voted on three matters at the Special Meeting, all three of which were approved pursuant to the following final voting results from the Special Meeting:

(1)
A proposal to approve the sale of substantially all of the assets of the Company (the “Asset Sale”) pursuant to an Asset Purchase Agreement (as amended, the “APA”), by and among Fresenius USA, Inc., a Massachusetts corporation and a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc., the Company, Xcorporeal Operations, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, and National Quality Care, Inc., a Delaware corporation, dated as of December 14, 2009, as amended on February 8, 2010.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,027,545	432,060	9,434	955,426

(2)	A proposal to approve the voluntary liquidation and dissolution of the Company pursuant to a Plan of Liquidation (as defined in the APA).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,170,974	290,608	7,457	955,426

(3)	A proposal to approve the adoption of the Liquidating Trust Agreement (as defined in the APA).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,171,374	290,606	7,059	955,426

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from BDO Seidman, dated as of March 17, 2010, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCORPOREAL, INC.

Date: March 19, 2010	By:	/s/ Robert Weinstein
Robert Weinstein
Chief Financial Officer